THE PETERSON PROPERTIES' PORTFOLIO

            Consolidated Statements of Operating Revenue and Expenses

                   Six Months Ended June 30, 1996 (Unaudited)
                      and the Year Ended December 31, 1995


                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying consolidated statement of operating revenue and expenses, as defined in note 1, of The Peterson Properties' Portfolio for the year ended December 31, 1995. The consolidated statement of operating revenue and expenses is the responsibility of management of Peterson Properties. Our responsibility is to express an opinion on the consolidated statement of operating revenue and expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statement of operating revenue and expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated statement of operating revenue and expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated statement of operating revenue and expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying consolidated statement of operating revenue and expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of The Peterson Properties' Portfolio.

In our opinion, the consolidated statement of operating revenue and expenses referred to above presents fairly, in all material respects, the operating revenue and expenses defined in note 1 of The Peterson Properties' Portfolio for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




                                                          KPMG PEAT MARWICK LLP


Atlanta, Georgia
September 27, 1996

                       THE PETERSON PROPERTIES' PORTFOLIO

            Consolidated Statements of Operating Revenue and Expenses

               For the Six Months ended June 30, 1996 (Unaudited)
                      and the Year ended December 31, 1995

                             (dollars in thousands)


                                                       Six months ended             Year ended
                                                         June 30, 1996           December 31, 1995
                                                         -------------           -----------------
                                                          (Unaudited)

Operating revenue:
   Building rental                                  $           8,734                    16,290
   Recovery of operating expenses                               1,279                     2,315
   Other                                                           57                       137
                                                        -------------            --------------
           Total operating revenue                             10,070                    18,742
                                                        -------------            --------------

Operating expenses:
   Repairs and maintenance                                        827                     1,514
   Janitorial                                                     493                       960
   Landscaping                                                    157                       350
   Security                                                       106                       202
   Utilities                                                    1,271                     2,307
   Administrative                                                 181                       325
   Management fees                                                398                       722
   Leasing commissions                                             44                        84
   Real estate taxes                                              748                     1,356
   Insurance                                                       49                       104
   Marketing                                                       73                       177
                                                        -------------            --------------
            Total operating expenses                            4,347                     8,101
                                                        -------------            --------------

           Operating revenue in excess of
              operating expenses                    $           5,723                    10,641
                                                        =============             =============


See accompanying notes to the consolidated statements of operating revenue and expenses.

                       THE PETERSON PROPERTIES' PORTFOLIO

     Notes to the Consolidated Statements of Operating Revenue and Expenses

               For the Six Months ended June 30, 1996 (Unaudited)
                      and the Year ended December 31, 1995

                             (dollars in thousands)


(1)    Summary of Significant Accounting Policies

      (a)  Description of the Property

           The Peterson Properties' Portfolio consists of 11 properties consisting of thirty-nine buildings located in the suburban Atlanta, Georgia area and one property in Boca Raton, Florida. The office properties range in size from 80,000 to 191,000 square feet available for lease. The buildings were constructed from 1982 to 1989. Peterson Properties serves as both the property manager and the asset manager for each of the respective buildings.

      (b)  Basis of Presentation

           The accompanying consolidated statements of operating revenue and expenses are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of The Peterson Properties' Portfolio have been excluded from expenses. Management is not aware of any other material factors relating to The Peterson Properties' Portfolio that would cause the consolidated statements of operating revenue and expenses to not be indicative of future operating results of the buildings.

      (c)  Revenue Recognition

           Revenue from rental operations is recognized straight-line over the terms of the respective leases.

      (d)  Interim Unaudited Financial Information

           The accompanying unaudited financial information for the six months ended June 30, 1996 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1995. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the consolidated statement of operating revenue and expenses for the six-month period ended June 30, 1996, have been included. The results of operations for the six-month period ended June 30, 1996 are not necessarily indicative of the results for the full year.


                                                                     (Continued)

                       THE PETERSON PROPERTIES' PORTFOLIO

     Notes to the Consolidated Statements of Operating Revenue and Expenses

                             (dollars in thousands)



(2)    Pro Forma Taxable Operating Results and
       Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of The Peterson Properties' Portfolio for the twelve-month period ended June 30, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

          Pro forma operating revenue in excess of
            operating expenses (exclusive of interest,
            depreciation, and amortization expense)               $   11,034

          Less estimated depreciation expense                          2,692
                                                                       -----

                   Pro forma taxable operating income             $    8,342
                                                                       =====

                   Pro forma cash available from operations       $   11,034
                                                                      ======

                                 CAMELBACK LAKES

                              Historical Summaries
                       of Operating Revenue and Expenses

                   Six Months Ended June 30, 1996 (Unaudited)
                        and Year Ended December 31, 1995

                   (with Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Camelback Lakes for the year ended
December 31, 1995. This historical summary is the responsibility of the management of Camelback Lakes. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Camelback Lakes.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Camelback Lakes for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                          KPMG Peat Marwick LLP



Washington, DC
October 15, 1996

                                 CAMELBACK LAKES

                               Historial Summaries
                        of Operating Revenue and Expenses

               For the six months ended June 30, 1996 (Unaudited)
                      and the year ended December 31, 1995

                             (dollars in thousands)


                                                                        Six months     Year
                                                                          ended        ended
                                                                         June 30,    December 31,
                                                                           1996         1995
                                                                           ----         ----
Operating revenue:
     Rental revenue                                                    $     1,230       1,560
     Recovery of operating expenses                                             17          33
     Other                                                                       3           -
                                                                       -----------    --------
          Total operating revenue                                            1,250       1,593
                                                                       -----------    --------

Operating expenses:
     Cleaning                                                                   51          71
     Utilities                                                                 102         195
     Repairs and maintenance                                                    67         112
     General operating                                                          68         125
     Administrative                                                             79         156
     Property management fees                                                   18          38
     Insurance                                                                   7          14
     Real estate taxes                                                         154         351
                                                                       -----------    --------

          Total operating expenses                                             546       1,062
                                                                       -----------    --------

          Operating revenue in excess of operating expenses            $       704         531
                                                                       ===========    ========



                                 CAMELBACK LAKES

       Notes to the Historical Summaries of Operating Revenue and Expenses

                   Six months ended June 30, 1996 (unaudited)
                        and year ended December 31, 1995

                             (dollars in thousands)


(1)      Description of the Property

                Camelback Lakes consists of two office buildings, a retail building, and a fee position in a ground lease under a hotel. Camelback Lakes is located in Phoenix, Arizona and contains approximately 207,000 square feet of office and retail space available for lease. At June 30, 1996, Camelback Lakes was approximately 83 percent leased. The buildings were constructed in 1983.

(2)      Summary of Significant Accounting Policies

         (a)    Basis of Presentation

                The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the buildings, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Camelback Lakes have been excluded from expenses. Management is not aware of any material factors relating to Camelback Lakes that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the buildings.

         (b)    Revenue Recognition

                Rental   revenue   from   rental    operations   is   recognized
                straight-line over the terms of the respective leases.

         (c)    Interim Unaudited Financial Information

                The accompanying unaudited financial information for the six months ended June 30,1996 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1995. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summaries of operating revenue and expenses for the six months ended June 30, 1996, have been included. The results of operations for the six-month period ended June 30, 1996 are not necessarily indicative of the results for the full year.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of Camelback Lakes for the twelve months ended June 30, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life.

         This statement does not purport to forecast actual operating results for any period in the future.


           Pro forma net operating income (exclusive of
              depreciation and amortization expense)                      $      221

           Less - estimated depreciation and amortization expense                440
                                                                                 ---

                  Pro forma operating deficit for tax purposes            $     (219)
                                                                                =====
                  Pro forma cash available from operations                $      221
                                                                                 ===

                                       4

                           THE NELO/ORCHARD PORTFOLIO

                              Historical Summaries
                        of Operating Revenue and Expenses

                   Six Months Ended June 30, 1996 (Unaudited)
                        and Year Ended December 31, 1995

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of The NELO/Orchard Portfolio for the year ended December 31, 1995. This historical summary is the responsibility of management of The NELO/Orchard Portfolio. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of The NELO/Orchard Portfolio.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of The NELO/Orchard Portfolio for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

San Francisco, California
September 25, 1996

                           THE NELO/ORCHARD PORTFOLIO

             Historical Summaries of Operating Revenue and Expenses

               For the six months ended June 30, 1996 (unaudited)
                      and the year ended December 31, 1995

                             (dollars in thousands)



                                                                      Six months             Year
                                                                         ended               ended
                                                                       June 30,          December 31,
                                                                         1996                1995
                                                                         ----                ----

Operating revenue:
     Building rental                                                  $    4,414             8,164
     Recovery of operating expenses                                        1,306             2,228
     Other                                                                     6                15
                                                                        --------           -------

              Total operating revenue                                      5,726            10,407
                                                                        --------           -------

Operating expenses:
     Maintenance                                                             400             1,039
     Utilities                                                               104               314
     Real estate taxes                                                       418               799
     Insurance                                                               385               551
     Management fees                                                         178               331
     General operating                                                        22                90
     Administrative                                                           48               178
                                                                        --------           -------

              Total operating expenses                                     1,555             3,302
                                                                        --------           -------

              Operating revenue in excess of operating expenses       $    4,171             7,105
                                                                        ========           =======

See accompanying notes to historical summaries of operating revenue and expenses.

                           THE NELO/ORCHARD PORTFOLIO

       Notes to the Historical Summaries of Operating Revenue and Expenses

                   Six months ended June 30, 1996 (unaudited)
                        and year ended December 31, 1995

                             (dollars in thousands)


 (1)   Description of the Property

       The NELO/Orchard Portfolio consists of 21 buildings located in San Jose, California containing approximately 1,014,000 square feet of office and R & D space available for lease. The buildings were constructed from 1979 to 1985. At December 31, 1995, The NELO/Orchard Portfolio was 83% leased.

 (2)   Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of The NELO/Orchard Portfolio have been excluded from expenses.

             In accordance with current California tax law, management expects that real estate taxes will be reassessed upon transfer of ownership based on the properties' purchase price. Management is not aware of any other material factors relating to The NELO/Orchard Portfolio that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the buildings.

       (b)   Revenue Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the six months ended June 30, 1996 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the amounts for the year ended December 31, 1995. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the six months ended June 30, 1996 have been included. The results of operations for the six-month period ended June 30, 1996 are not necessarily indicative of the results for the full year.


                                                                     (Continued)

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of The NELO/Orchard Portfolio for the 12 months ended June 30, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

        Pro forma net operating income (exclusive of depreciation and
            amortization expense)                                         $   7,214
        Less estimated depreciation and amortization expense                  1,836
                                                                            -------

              Pro forma taxable operating income                          $   5,378
                                                                            =======

              Pro forma cash available from operations                    $   7,214
                                                                            =======

                             THE SUNNYVALE PORTFOLIO

                              Historical Summaries
                        of Operating Revenue and Expenses

                   Six Months Ended June 30, 1996 (Unaudited)
                        and Year Ended December 31, 1995

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of The Sunnyvale Portfolio for the year ended December 31, 1995. This historical summary is the responsibility of the management of The Sunnyvale Portfolio. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of The Sunnyvale Portfolio.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of The Sunnyvale Portfolio for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

Washington, DC
October 11, 1996

                             THE SUNNYVALE PORTFOLIO

             Historical Summaries of Operating Revenue and Expenses

               For the six months ended June 30, 1996 (unaudited)
                      and the year ended December 31, 1995

                             (dollars in thousands)



                                                                    Six months             Year
                                                                       ended               ended
                                                                     June 30,          December 31,
                                                                       1996                1995
                                                                       ----                ----

Operating revenue:
     Building rental                                                $      794             1,580
     Recovery of operating expenses                                        232               383
                                                                      --------           -------

              Total operating revenue                                    1,026             1,963
                                                                      --------           -------

Operating expenses:
     Maintenance                                                            92               150
     Utilities                                                              59               128
     Real estate taxes                                                      62               114
     Insurance                                                              34                65
     Management fees                                                        26                45
     General operating                                                       3                11
     Administrative                                                         13                20
                                                                      --------           -------

              Total operating expenses                                     289               533
                                                                      --------           -------

              Operating revenue in excess of operating expenses     $      737             1,430
                                                                      ========           =======


See accompanying notes to historical summaries of operating revenue and expenses.

                             THE SUNNYVALE PORTFOLIO

       Notes to the Historical Summaries of Operating Revenue and Expenses

                   Six months ended June 30, 1996 (unaudited)
                        and year ended December 31, 1995

                             (dollars in thousands)


 (1)   Description of the Property

             The Sunnyvale Portfolio consists of 3 buildings located in the area known as Silicon Valley, California containing approximately 126,000 square feet of office space available for lease. The buildings were constructed in 1985. At June 30, 1996, The Sunnyvale Portfolio was 100% leased.

 (2)   Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of The Sunnyvale Portfolio have been excluded from expenses.

             In accordance with current California tax law, management expects that real estate taxes will be reassessed upon transfer of ownership based on the properties' purchase price. Management is not aware of any other material factors relating to The Sunnyvale Portfolio that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the buildings.

       (b)   Revenue Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the six months ended June 30,1996 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1995. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the six months ended June 30, 1996 have been included. The results of operations for the six-month period ended June 30, 1996 are not necessarily indicative of the results for the full year.


                                                                     (Continued)

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of The Sunnyvale Portfolio for the 12 months ended June 30, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.


             Pro forma net operating income (exclusive of depreciation and
                 amortization expense)                                                $   1,192
             Less estimated depreciation and amortization expense                           287
                                                                                     ----------

                           Pro forma taxable operating income                         $     905
                                                                                     ==========

                           Pro forma cash available from operations                   $   1,192
                                                                                     ==========

                         PRO FORMA FINANCIAL INFORMATION

         The following tables set forth unaudited pro forma financial information for the Company as of and for the six months ended June 30, 1996 and for the year ended December 31, 1995 after giving effect to (i) the acquisition of office properties and land that have been consummated since the beginning of the periods presented and the acquisition of other office properties and land that the Company expects to consummate in the near future, (ii) the sale of shares of common stock to USRealty in April 1996 (iii) completion of the Offering and Concurrent US Realty Purchase, (iv) completion of the Series A Preferred Stock Offering, and (v) the repayment of draws on the Company's line of credit with offering proceeds.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions had been consummated on June 30, 1996: (a) the purchase of the Warner Center Business Park; (b) the purchase of the Littlefield Portfolio; (c) the purchase of Riata Land; (d) the purchase of Katella Corporate Center; (e) the purchase of Greenwood Centre; (f) the purchase of Panorama Corporate Center; (g) the purchase of Quebec Centre; (h) the purchase of the Sunnyvale Research Plaza; (i) the purchase of the Peterson Portfolio; (j) the purchase of the NELO/Orchard Portfolio; (k) the purchase of the Greyhound Building; (l) the purchase of Pointe Corridor Centre IV; (m) the purchase of the Camelback Lakes Corporate Center; (n) the purchase of Cedar Maple Plaza; (o) the Offering and the Concurrent USRealty Purchase; (p) the Series A Preferred Stock Offering; and (q) the repayment of draws on the Company's line of credit with offering proceeds.

         The unaudited Pro Forma Condensed Consolidated Statements of Operations are presented as if the following transactions had been consummated as of the beginning of the respective periods: (a) the purchase of One Rock Spring Plaza;
(b) the purchase of Tycon Courthouse; (c) the purchase of additional partnership interests in Square 24 Associates, the partnership owning the office property located at 2445 M Street, Washington, D.C.; (d) the purchase of the Scenic Business Park; (e) the purchase of the Harbor Corporate Park; (f) the purchase of AT&T Center; (g) the purchase of Reston Quadrangle; (h) the purchase of Harlequin Plaza North and South and Quebec Court I and II; (i) the purchase of The Quorum; (j) the purchase of the Parkway North Center; (k) the purchase of the Redmond East Business Campus; (l) the purchase of the Plaza PacifiCare Building; (m) the purchase of Parkway One; (n) the purchase of Norwood Tower;
(o) the purchase of the Warner Center Business Park; (p) the purchase of the Littlefield Portfolio; (q) the purchase of Riata Land; (r) the purchase of Katella Corporate Center; (s) the purchase of Greenwood Centre; (t) the purchase of Panorama Corporate Center; (u) the purchase of Quebec Centre; (v) the purchase of the Sunnyvale Research Plaza; (w) the purchase of the Peterson Portfolio; (x) the purchase of the NELO/Orchard Portfolio; (y) the purchase of the Greyhound Building; (z) the purchase of Pointe Corridor Centre IV; (aa) the purchase of the Camelback Lakes Corporate Center; (bb) the purchase of Cedar Maple Plaza; (cc) the sale of shares of common stock to USRealty in April 1996;
(dd) the Offering and the Concurrent USRealty Purchase; (ee) the Series A Preferred Stock Offering; and (ff) the repayment of draws on the Company's line of credit with offering proceeds.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the

Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1996, had the aforementioned transactions occurred on such date, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor do they purport to represent the results of operations for future periods.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 1996

                                   (Unaudited)

                                                                                                    Pro Forma Adjustments
                                                                                ------------------------------------------------

                                                                                        Acquired               Probable
                                                              Historical (A)          Properties (B)        Acquisitions (C)
                                                             ----------------      -----------------    --------------------
                                                                                     (In thousands)
     ASSETS
Rental property, net                                           $     732,573        $       177,645 (1)    $        312,624 (5)
Development property                                                   9,605                 21,911 (1)               5,579 (5)
Restricted and unrestricted cash                                      21,656                      -                       -
Other assets                                                          74,833                  8,155 (1)                   -
                                                              ---------------      ----------------       ------------------
         Total assets                                          $     838,667        $       207,711        $        318,203
                                                              ===============      ================       ==================

     LIABILITIES
Mortgages and notes payable                                    $     452,993        $       187,588 (2)    $        313,382 (6)
Other liabilities                                                     14,540                  2,510 (3)               3,321 (6)
                                                              ---------------      ----------------       ------------------
         Total liabilities                                           467,533                190,098                 316,703

Minority interest                                                     34,498                 17,613 (4)                   -
                                                              ---------------      ----------------       ------------------

   STOCKHOLDERS' EQUITY
Common stock                                                             252                     -                        1 (7)
Additional paid-in capital                                           372,070                     -                    1,499 (7)
Dividends paid in excess of earnings                                 (35,686)                    -                        -
                                                              ---------------      ----------------       ------------------
         Total stockholders' equity                                  336,636                     -                    1,500
                                                              ---------------      ----------------       ------------------
         Total liabilities and stockholders' equity            $     838,667        $      207,711         $        318,203
                                                              ===============      ================       ==================

                                                              Pro Forma Adjustments
                                                       -------------------------------------
                                                          Offering and          Series A
                                                       Concurrent USRealty    Preferred Stock         Pro Forma
                                                             Purchase (D)        Offering (E)        Consolidated
                                                        -----------------    ----------------    -------------------
                                                          (In thousands)
     ASSETS
Rental property, net                                         $          -        $        -           $  1,222,842
Development property                                                    -                 -                 37,095
Restricted and unrestricted cash                                        -                 -                 21,656
Other assets                                                            -                 -                 82,988
                                                            --------------      -------------        --------------
         Total assets                                        $          -        $        -           $  1,364,581
                                                            ==============      =============        ==============
     LIABILITIES

Mortgages and notes payable                                  $   (216,298)       $  (42,915)          $    694,750
Other liabilities                                                       -                 -                 20,371
                                                            --------------      -------------        --------------
         Total liabilities                                       (216,298)          (42,915)               715,121

Minority interest                                                       -                 -                 52,111
                                                            --------------      -------------        --------------
   STOCKHOLDERS' EQUITY

Common stock                                                          103                17                    373
Additional paid-in capital                                        216,195            42,898                632,662
Dividends paid in excess of earnings                                    -                 -                (35,686)
                                                            --------------      -------------        --------------
         Total stockholders' equity                               216,298            42,915                597,349
                                                            --------------      -------------        --------------
         Total liabilities and stockholders' equity          $          -        $        -           $  1,364,581
                                                            ==============      =============        ==============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                                  June 30, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):


(A) Reflects the Company's historical consolidated balance sheet as of June 30, 1996.

(B) Reflects the following pro forma adjustments related to the acquired properties:

     (1) total acquisition costs of $207,711 ($51,184 related to Warner Center Business Park, $100,179 related to the Littlefield Portfolio, $1,600 related to Riata Land, $6,959 related to Katella Corporate Center, $6,910 related to Greenwoood Centre, $17,529 related to the development property and the options to purchase the land known as Panorama Corporate Center, $7,079 related to Quebec Centre, and $16,271 related to the Sunnyvale Research Plaza);

     (2) the assumption of existing debt ($26,001 related to Warner Center Business Park and $9,694 related to the Littlefield Portfolio) and a draw on the Company's line of credit of $151,893;

     (3) the assumption of accounts payable and accrued expenses existing as the time of acquisition totaling $2,510; and

     (4) the value of 346,444 Class B and 539,593 non-dividend paying Class C Units of CarrAmerica Realty, L.P. issued in connection with the purchase of the Littlefield Portfolio.

(C) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:

    (5) total acquisition costs of $318,203 ($130,000 related to the Peterson Portfolio, $124,090 related to the NELO/Orchard Portfolio, $9,350 related to the Greyhound Building, $15,100 related to Pointe Corridor Center IV, $26,900 related to Camelback Lakes Corporate Center, and $12,763 related to Cedar Maple Plaza); and

    (6) the assumption of existing debt ($44,210 related to the acquisition of the NELO/Orchard Portfolio and $22,000 related to the acquisition of the Peterson Portfolio) and a draw on the Company's line of credit of $250,493; and

    (7) the issuance of 62,696 shares of Common Stock, in connection with the purchase of the Peterson Portfolio.

(D) Reflects the effects of a public common stock offering and issuance of 7,475,000 shares of common stock (the "Offering") and the concurrent purchase of 2,785,714 shares of Common Stock directly from the Company (the "Concurrent US Realty Purchase") by a wholly-owned subsidary of Security Capital U.S. Realty ("US Realty") at the price of $22.00 per share. Transaction costs of $9,438 were incurred. The Company used all of the proceeds to pay down its line of credit.

(E) Reflects the issuance of 1,740,000 shares of Series A Preferred Stock at $25 per share. Transaction costs of $585 were incurred. The Company expects to use all of the proceeds to pay down its line of credit.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
  For the Six Months Ended June 30, 1996 and the Year Ended December 31, 1995
                                  (Unaudited)

                     For the six months ended June 30, 1996
                              Pro Forma Adjustments

                                                                                        Offering and
                                                                                         Concurrent       Series A
                                                        Acquired        Probable         USRealty      Preferred Stock    Pro Forma
                                       Historical (A)  Properties (B) Acquisitions (C)   Purchase (D)   Offering (E)    Consolidated
                                       --------------  -------------- ----------------   ------------   ------------    ------------
Real estate operating revenue:
     Rental revenue                        $58,133         $29,920 (1)     $19,445 (6)     $      -      $        -        $107,498
     Real estate service income              5,631               -               -                -               -           5,631
                                         ----------      ------------     -----------      ---------      ----------     -----------
           Total revenues                   63,764          29,920          19,445                -               -         113,129
                                         ----------      ------------     -----------      ---------      ----------     -----------

Real estate operating expenses:
     Property operating expenses            19,459           9,500 (4)       6,541 (8)            -               -          35,500
     Interest expense                       13,946          11,339 (2)      11,662 (9)       (8,111)         (1,609)         27,227
     General and administrative              6,659             959 (1)         411 (6)            -               -           8,029
     Depreciation and amortization          14,099           7,096 (3)       3,797 (7)            -               -          24,992
                                         ----------      ------------     -----------      ---------      ----------     -----------
           Total operating expenses         54,163          28,894          22,411           (8,111)         (1,609)         95,748
                                         ----------      ------------     -----------      ---------      ----------     -----------

           Real estate operating income      9,601           1,026          (2,966)           8,111           1,609          17,381

     Other operating income (expense)        1,077               4 (1)           - (6)            -               -           1,081
                                         ----------      ------------     -----------      ---------      ----------     -----------

     Income before minority interest        10,678           1,030          (2,966)           8,111           1,609          18,462
                                         ----------      ------------     -----------      ---------      ----------     -----------

Minority interest                           (2,602)           (497)(5)           -                -               -         ( 3,099)
                                         ----------      ------------     -----------      ---------      ----------     -----------

     Income from continuing operations      $8,076          $  533         ($2,966)          $8,111          $1,609         $15,363
                                         ==========      ============     ===========      ==========     ==========     ===========

Earnings per common share (F)                $0.46                                                                            $0.41
                                         ==========                                                                      ===========


                      For the year ended December 31, 1995
                              Pro Forma Adjustments
                                                                                       Offering and
                                                                                        Concurrent         Series A
                                                          Acquired        Probable       USRealty      Preferred Stock    Pro Forma
                                     Historical (A)  Properties (B) Acquisitions (C)   Purchase (D)     Offering (E)    Consolidated
                                     --------------  -------------- ----------------   ------------     ------------    ------------
Real estate operating revenue:
     Rental revenue                      $89,539         $84,847 (1)     $36,006 (6)      $      -         $       -       $210,392
     Real estate service income           11,315               -               -                 -                 -         11,315
                                        ---------       ---------       ---------         ---------        ---------     ----------
           Total revenues                100,854          84,847          36,006                 -                 -        221,707
                                        ---------       ---------       ---------         ---------        ---------     ----------

Real estate operating expenses:
     Property operating expenses          31,579          25,211 (4)      12,703 (8)             -                 -         69,493
     Interest expense                     21,873          28,421 (2)      24,288 (9)      (16,882)          (3,349)          54,351
     General and administrative           10,711           1,896 (1)         858 (6)             -                 -         13,465
     Depreciation and amortization        18,495          22,539 (3)       7,590 (7)             -                 -         48,624
                                        ---------       ---------       ---------         ---------        ---------     ----------
           Total operating expenses       82,658          78,067          45,439          (16,882)          (3,349)         185,933
                                        ---------       ---------       ---------         ---------        ---------     ----------

           Real estate operating income   18,196           6,780          (9,433)          16,882            3,349           35,774

     Other operating income (expense)      (912)              19 (1)          62 (6)            -                -             (831)
                                        ---------       ---------       ---------         ---------        ---------     ----------


     Income before minority interest      17,284           6,799          (9,371)          16,882            3,349           34,943
                                        ---------       ---------       ---------         ---------        ---------     ----------

Minority interest                         (5,217)           (764) (5)          -                -                -           (5,981)
                                        ---------       ---------       ---------         ---------        ---------     ----------
                                                                                                                                  -
     Income from continuing operations   $12,067         $ 6,035         ($9,371)         $16,882           $3,349          $28,962
                                        =========       =========       =========         =========        =========     ==========

Earnings per common share (F)              $0.90                                                                              $0.76
                                        =========                                                                        ==========


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                                   OPERATIONS
   For the Six Months Ended June 30, 1996 and the Year Ended December 31, 1995
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical consolidated statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
    (1) the historical operating activity of the properties acquired;
    (2) the additional interest expense on the line of credit ($8,727 of interest costs net of $821 capitalized for the six months ended June 30, 1996 and $18,486 of interest costs net of $906 capitalized in 1995) and interest expense on debt assumed in certain acquisitions ($3,433 for the six months ended June 30, 1996 and $10,841 in 1995);
    (3) the depreciation expense for the acquisitions based on the new accounting basis for the rental property acquired;
    (4) the historical operating activity of the rental property ($10,525 for the six months ended June 30, 1996 and $27,646 in 1995) reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties ($1,025 for the six months ended June 30, 1996 and $2,435 in 1995); and
    (5) the minority interest share of earnings.

(C) Pro forma adjustments for the probable acquisitions reflect:
    (6) the historical operating activity of the properties to be acquired;
    (7) the depreciation expense for the probable acquisitions based on the new accounting basis for the rental property to be acquired;
    (8) the historical operating activity of the rental property to be acquired ($7,032 for the six months ended June 30, 1996 and $13,648 in 1995) reduced by the elimination of management fee expenses that will not be incurred by the Company upon purchase of the properties ($491 for the six months ended June 30, 1996 and $945 in 1995); and
    (9) the additional interest expense on the line of credit ($9,393 of interest costs net of $209 capitalized for the six months ended June 30, 1996 and $19,550 of interest costs net of $218 capitalized in 1995) and interest expense on the debt to be assumed in the probable acquisitions ($2,478 for the six months ended June 30, 1996 and $4,956 in 1995).

(D) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of the line of credit with the proceeds from the Offering and Concurrent USRealty Purchase.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of the line of credit with the proceeds from the Series A Preferred Stock Offering.

(F) Based upon 41,095,808 and 41,005,493 pro forma shares of Common Stock outstanding and common stock equivalents on a weighted average basis during the six months ended June 30, 1996 and the year ended December 31, 1995, respectively. Net income and weighted average shares outstanding have been adjusted for certain minority interests which have a dilutive effect on earnings per share.